UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported):  October 26, 2010

GLOBAL MOBILETECH, INC.

(Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	26-1550187
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1312 North Monroe, Suite 750 Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

(509) 723 1312
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(1)

Previous Independent Registered Public Accounting Firm

(i)

On October 26, 2010, Global MobileTech, Inc. (the “Company”) dismissed its independent registered public accounting firm, Davis Accounting Group, P.C. (“Davis”).

(ii)

As the Company had only engaged Davis on April 12, 2010, Davis did not issue a report on the Company’s financial statements for the year ended June 30, 2009.  Davis’ report on the Company’s financial statements for the fiscal year ended June 30, 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)

The Company’s Audit Committee made the decision to change independent registered public accounting firm, acting under authority delegated to it by the Company’s Board of Directors and also recommended that the Board of Directors approve the change.  The Board of Directors also approved the change of the independent accountants.

(iv)

During the period of our engagement of Davis from April 12, 2010 through October 26, 2010, including the audit of our fiscal year ended June 30, 2010, (a) there were no disagreements with  Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davis, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

The Company has provided Davis Accounting Group with a copy of the foregoing disclosures and requested that Davis Accounting Group furnish the Company with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of the response letter from Davis Accounting Group dated November 1, 2010  is filed as Exhibit 16.1 to this Form 8-K.

(2)

New Independent Registered Public Accounting Firm

Lake & Associates, CPA’s LLC (“Lake & Associates”) was appointed by the Audit Committee of the Company’s Board of Directors as its new independent registered public accounting firm on October 26, 2010 to audit and review the Company’s financial statements.  During the Company’s two most recent fiscal years and through October 26, 2010, the Company did not consult Lake regarding:

(i)

either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit #	Description
16.1	Letter from Davis Accounting Group, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MOBILETECH, INC. (Registrant)

Date: November 1, 2010	By:	/s/ Aik Fun Chong
Aik Fun Chong President and CEO